Exhibit 32.1 Section 906 Certification

STATEMENT OF CHIEF EXECUTIVE OFFICER PURSUANT TO 18 U.S.C. SECTION 1350

In connection with the annual report on Form 10-K for the period ended December 31, 2008 (the “Form 10-K”) of Eastern Virginia Bankshares, Inc. (the “Company”), I, Joe A. Shearin, Chief Executive Officer of the Company, hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

•	the Form 10-K fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

•

the information contained in the Form 10-K fairly presents, in all material respects, the financial condition and the results of operations of the Company as of and for the periods presented in the Form 10-K.

By:	/s/ Joe A. Shearin	Date: March 10, 2009
Joe A. Shearin Chief Executive Officer